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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 15, 2003


                          Concord Communications, Inc.
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               (Exact Name of Registrant as Specified in Charter)




        Massachusetts                   0-23067                04-2710876
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(State or Other Jurisdiction         (Commission             (IRS Employer
      of Incorporation)              File Number)          Identification No.)


400 Nickerson Road, Marlboro, Massachusetts                        01752
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  (Address of Principal Executive Offices)                       (Zip Code)



     Registrant's telephone number, including area code: (508) 460-4646
                                                         --------------


                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

         On July 14, 2003, Concord Communications, Inc. ("Concord") entered into an Agreement and Plan of Reorganization dated as of July 14, 2003 (the "Merger Agreement"), by and among Concord, Sunburst Acquisition Corporation, a Maryland corporation and a wholly owned subsidiary of Concord, and netViz Corporation ("netViz"), a Maryland corporation. The Merger has been approved by the Boards of Directors of Concord and netViz, is subject to customary conditions to closing and is intended to qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended.

         On July 11, 2003, Concord entered into a license agreement with Tavve Software Company ("Tavve") whereby Concord licensed components of Tavve's technology.

         On July 15, 2003, Concord issued a press release announcing that it had entered into a definitive agreement to acquire netViz Corporation and that it had licensed technology from Tavve Software Company. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

               Exhibit Number        Description
               --------------        -----------
                     99.1            Form of press release dated July 15, 2003.
                     99.2            Form of press release dated July 15, 2003.


ITEM 9. REGULATION FD DISCLOSURE. (ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.)

         This Current Report on Form 8-K of Concord is intended, with respect to Exhibit Number 99.2, to be furnished under "Item 12. Results of Operations and Financial Condition" but is instead furnished under "Item 9. Regulation FD Disclosure" in accordance with Securities and Exchange Commission Release No. 33-8126. The following information, including the Exhibit Number 99.2 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

         On July 15, 2003, Concord issued a press release announcing its results of operations for the quarterly period ending June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             CONCORD COMMUNICATIONS, INC.



Date:  July 15, 2003         By:  /s/ Melissa H. Cruz
                                  ----------------------------------------------
                                  Melissa H. Cruz
                                  Executive Vice President of Business Services,
                                  Chief Financial Officer and Treasurer




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                                  EXHIBIT INDEX


   Exhibit Number           Description
   --------------           -----------

        99.1                Form of press release dated July 15, 2003.
        99.2                Form of press release dated July 15, 2003.